Rule 497(e)
Registration Nos. 333-176976 and 811-22245

First Trust Horizon Managed Volatility Domestic ETF

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

October 22, 2026

Important Notice Regarding Change in Investment Policy and Name

Notwithstanding anything to the contrary in the Fund’s Prospectus, Summary Prospectus or Statement of Additional Information, the Fund’s name will change to “First Trust Active Factor Managed Volatility ETF” and the Fund’s ticker will change to “AFMV.” This change is expected to occur on or around January 15, 2027.

In connection with the change to the Fund’s name, the Fund will adopt a non-fundamental investment policy to invest at least 80% of its net assets (including investment borrowings) in U.S.-listed equity securities issued by large capitalization companies.

In connection with the changes described above, the Fund’s principal investment strategies will be such that the Fund will seek to follow a multi-factor quantitative methodology to construct a portfolio of securities taking into account the following factors: (i) value; (ii) momentum; (iii) quality; and (iv) low volatility, with an emphasis on reducing expected future volatility.

The Fund will pursue its investment objective by investing in U.S.-listed equity securities issued by large capitalization companies. The Fund’s portfolio management team will change to members of the First Trust Investment Committee, and the Fund will no longer have a sub-advisor.

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference